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                                                                    EXHIBIT 21.1


EDUCATION REALTY TRUST, INC. SUBSIDIARY LIST

ENTITY                                                         JURISDICTION
Education Realty OP Limited Partnership Trust                  Maryland
Education Realty OP GP, Inc.                                   Delaware
Education Realty Operating Partnership, LP                     Delaware
Allen & O'Hara Education Services, Inc.                        Delaware
Allen & O'Hara Development Company, LLC                        Delaware
EDR C Station, LLC                                             Delaware
EDR BG, LP                                                     Delaware
Education Realty Trust, LLC                                    Delaware
EDR Clemson, I, LP                                             Delaware
EDR Tucson I, LLC                                              Delaware
EDR Tallahassee I, LLC                                         Delaware
EDR Athens I, LLC                                              Delaware
EDR Lubbock, LLC                                               Delaware
EDR Lubbock, LP                                                Delaware
EDR Tallahassee, LLC                                           Delaware
EDR Tallahassee, LP                                            Delaware
EDR Lawrence, LLC                                              Delaware
EDR Lawrence, LP                                               Delaware
EDR Columbus, LLC                                              Delaware
EDR Columbus, LP                                               Delaware
EDR Columbia, LLC                                              Delaware
EDR Columbia, LP                                               Delaware
EDR Western Michigan, LLC                                      Delaware
EDR Western Michigan, LP                                       Delaware
EDR Wabash, LLC                                                Delaware
EDR Wabash, LP                                                 Delaware
EDR State College, LLC                                         Delaware
EDR Limpar, LLC                                                Delaware
EDR State College, LP                                          Delaware
EDR Stillwater, LLC                                            Delaware
EDR Stillwater, LP                                             Delaware
EDR Knoxville, LLC                                             Delaware
EDR Knoxville, LP                                              Delaware
EDR Tucson, LLC                                                Delaware
EDR Tucson Phase II, LP                                        Delaware
EDR Tharpe, LLC                                                Delaware
EDR Tharpe, LP                                                 Delaware
EDR Tampa, LLC                                                 Delaware
EDR Tampa, LP                                                  Delaware
EDR Orlando, LLC                                               Delaware
EDR Orlando, LP                                                Delaware
University Towers OP Gp, LLC                                   Delaware
University Towers Operating Partnership, LP                    Delaware
AOD/Raleigh Residence Hall, LLC                                Tennessee
University Towers Building, LLC                                North Carolina
University Towers Raleigh, LLC                                 North Carolina